Supplemental Information

Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2021 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 11 Net Operating Income 12 - 13 Management Fee Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/18 - 2/18/21) 27 - 28 Development Projects 29 Additional Information 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 31 31 32 - 33 34 - 35 Definitions 36 Forward Looking Statements: Supplemental Information - Q4 2020 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third -party response to, the COVID-19 pandemic; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements and similar governmental and private measures taken to combat the spread of COVID-19; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2020, and subsequently filed periodic reports. On the Cover: 799 Broadway, New York. Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Columbia Property Trust, Inc. Q4 2020 Executive Summary Supplemental Information – Q4 2020 3 Financial Highlights & Guidance: • For the fourth quarter of 2020, net income per diluted share was $0.87 (page 9), Normalized FFO (NFFO)(1) per diluted share/unit was $0.32 (page 11), cash flows from operations were $24.4 million (page 30), Adjusted FFO (AFFO)(1) was $33.6 million (page 11), and same store net operating income (based on cash rents) increased 0.7% (page 12). • For 2020, net income per diluted share was $1.01 (page 9), Normalized FFO (NFFO)(1) per diluted share/unit was $1.52 (page 11), cash flows from operations were $104.4 million (page 30), Adjusted FFO (AFFO)(1) was $146.5 million (page 11), and same store net operating income (based on cash rents) increased 8.7% (page 13). • We are providing 2021 guidance for net income to a range of $0.13 to $0.18 per diluted share, and for NFFO to a range of $1.23 to $1.30 per diluted share. See page 6 for more information regarding our guidance. Transactional and Operational Highlights: • In the fourth quarter, we recognized a one-time, $8.1 million charge against lease revenues, which reduced net operating income (NOI) based on GAAP rents and NFFO. Of this amount, $7.2 million is a result of moving several tenants to cash-basis revenue recognition, under which future rents are recognized as cash is received, and straight- line receivable balances are reserved. We have collected 97.9% (98.8% office tenants) of our fourth quarter rents, executed deferral agreements on another 0.7%, and are continuing to monitor the COVID-19 pandemic and its impact on our business, tenants, and industry as a whole. • In October 2020, we expanded on our partnership with Allianz by contributing 221 Main Street to a joint venture at a value of $400 million, resulting in a gain of $175.3 million, and sold a 45% interest therein to Allianz for $180.0 million (page 28). The proceeds from this sale were used to pay down our line of credit. • As of December 31, 2020, our portfolio is 95.6% leased and occupied (page 21). We leased 34,000 square feet during the quarter with positive GAAP and cash rent releasing spreads of 20.6% and 4.8%, respectively (page 23). • As of February 18, 2021, we leased 59,000 square feet during the first quarter. This includes 47,000 square feet in the San Francisco market at double-digit positive cash rent releasing spreads. Capital Structure: • As of December 31, 2020, we had access to $540 million of additional borrowings under our Revolving Credit Facility and combined cash on hand of $94.1 million (pages 7 and 8). • As of December 31, 2020, our net debt(2) to real estate asset ratio was 31.4% (page 16), with no mortgage debt on any of our consolidated properties. • We paid quarterly dividends of $0.21 per share ($0.84 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics to the most directly comparable financial measures calculated and presented in accordance with GAAP, see pages 30 - 36. (2) Net debt is calculated by reducing our debt balance for cash on hand.

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 15 operating properties that contain 6.2 million rentable square feet, as well as four properties under development or redevelopment, and also has approximately 8.0 million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody's and S&P Global Ratings. For more information, please visit www.columbia.reit.

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through subsidiaries. This report includes financial and operating information of our wholly-owned investments, and of our proportional interests in investments owned through consolidated and unconsolidated subsidiaries as appropriate. We calculate Funds From Operations ("FFO") based on amounts attributable to our common stockholders, which includes earnings from investments owned directly, and our proportional share of earnings from investments owned through consolidated and unconsolidated subsidiaries. We recognize that proportional financial data may not depict all of the legal and economic implications of our interests in partially owned subsidiaries.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Jeffrey K. Gronning
Executive Vice President
Chief Investment Officer

Kevin A. Hoover
Executive Vice President
Portfolio Management

Amy C. Tabb
Executive Vice President
Business Development
& Innovation

Paul H. Teti
Executive Vice President
National Real Estate
Operations

David T. Cheikin
Senior Vice President
New York

David S. Dowdney
Senior Vice President
West Coast

Travis W. Feehan
Senior Vice President
Transactions

Wendy W. Gill
Senior Vice President
Chief Accounting Officer

Patrick J. Keeley
Senior Vice President
Washington, D.C.

Eric S. Rubin
Senior Vice President
CREM & Northeast
Real Estate

Stephen K. Smith
Senior Vice President
Property Management

Stephen P. Trapp
Senior Vice President
Construction

Elka L. Wilson
Senior Vice President
Corporate Operations

Board of Directors

Carmen M. Bowser
Independent Director

John L. Dixon
Independent Director

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director
Chairman

Michael S. Robb
Independent Director

Thomas G. Wattles
Independent Director

Francis ("Finn") X. Wentworth
Non-Executive Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt W. Stover
Vice President - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q4 2020 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	113,926	113,925	113,903	114,471	115,557
Weighted-Average Shares/Units Outstanding - Diluted (1)	117,213	117,189	117,167	116,925	115,802
High Closing Price	$14.87	$13.42	$15.92	$22.47	$21.23
Low Closing Price	$10.43	$10.54	$10.97	$8.00	$20.03
Average Closing Price	$12.70	$11.93	$13.17	$18.76	$20.51
Closing Price (as of period end)	$14.11	$10.91	$13.14	$12.50	$20.91
Dividends / Share (annualized)	$0.84	$0.84	$0.84	$0.84	$0.84
Dividend Yield (annualized) (2)	6.0%	7.7%	6.4%	6.7%	4.0%
Shares/Units Outstanding (2)	117,717	117,729	117,728	117,677	115,281
Market Value of Shares/Units (2)	$1,660,987	$1,284,423	$1,546,946	$1,470,963	$2,410,526
Total Market Capitalization (2) (3)	$3,212,213	$3,224,217	$3,483,593	$3,402,512	$4,116,654
Common Stock Repurchases					
Shares Purchased	-	-	-	1,194	1,616
Weighted-Average Price Per Share	-	-	-	$19.47	$20.72
Total Value of Shares Purchased	-	-	-	$23,252	$33,484

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Rick Skidmore
801-741-5459

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Wells Fargo
Thierry Perrein
704-410-3262

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

S&P Global Ratings
Fernanda Hernandez
212-438-1347

(1) Includes 3.264 million OP units issued on January 24, 2020.
(2) Based on closing price and ending shares/units for the last trading day of quarter.
(3) Market value of shares/units plus gross debt as of quarter end.

Supplemental Information - Q4 2020 5

Columbia Property Trust, Inc.
2021 Guidance

Unaudited

	Twelve Months Ending 12/31/2021	
Per share	**Low**	**High**
Net income	$0.13	$0.18
Real estate depreciation & amortization	1.05	1.07
Funds From Operations	**$1.18**	**$1.25**
Non-cash compensation expense - OP units (1)	0.05	0.05
Normalized Funds From Operations	**$1.23**	**$1.30**

2021 Portfolio Assumptions

• Same Store NOI - Cash	-3% to -5%
• Leased percentage at year end:	90% - 95%
• G&A expense - corporate	$33M - $35M
• Weighted-average fully-diluted shares outstanding (2):	118M

Investor Conference Call and Webcast:
The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, February 18, 2021, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (825) 312-2053 and entering the conference ID, 4897565. A webcast of the call will also be available at the company's website, www.columbia.reit.

NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections, including assumed impacts on our business from the COVID-19 pandemic. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. In particular, the extent to which the COVID-19 pandemic ultimately impacts the Company's business is uncertain and depends on numerous evolving factors which are difficult to predict, including the duration and scope of the pandemic and of actions taken in response to it and the availability and effectiveness of vaccines or other treatments. Actual results could be materially impacted by the COVID-19 pandemic in ways that the Company's management could not foresee or predict at this time. Individual quarters may also fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. See "Forward Looking Statements" on page 2 for more information on risks and uncertainties that the Company faces.

(1) Related primarily to Normandy acquisition that was completed on January 24, 2020.

(2) Fully-diluted WASO includes 3.264 million of time-based preferred OP units issued on January 24, 2020.

Supplemental Information - Q4 2020 6

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Assets:					
Real estate assets, at cost:					
Land (1)	$ 809,843	$ 809,843	$ 870,352	$ 870,352	$ 870,352
Buildings and improvements (1)	1,841,447	1,826,234	2,015,194	2,007,788	2,000,455
Buildings and improvements, accumulated depreciation	(303,764)	(288,522)	(315,457)	(298,089)	(281,248)
Intangible lease asset	104,022	107,882	112,755	118,076	119,684
Intangible lease asset, accumulated amortization	(57,947)	(58,005)	(58,853)	(60,794)	(58,659)
Construction in progress (2)	83,943	79,628	70,019	65,592	53,621
Real estate assets held for sale	-	254,549	-	-	295,499
Real estate assets held for sale, accumulated depreciation	-	(46,071)	-	-	(80,543)
Total real estate assets	**$ 2,477,544**	**$ 2,685,538**	**$ 2,694,010**	**$ 2,702,925**	**$ 2,919,161**
Operating lease assets	39,165	39,529	29,897	30,090	29,470
Investment in unconsolidated joint ventures (page 8)	1,295,800	1,084,987	1,088,126	1,087,694	1,054,460
Cash and cash equivalents	61,882	272,790	277,677	292,814	12,303
Tenant receivables, net of allowance for doubtful accounts	2,540	2,403	4,230	4,322	2,464
Straight line rent receivable	74,051	78,374	83,239	80,935	77,330
Prepaid expenses and other assets	42,285	33,105	39,243	29,133	21,484
Intangible lease origination costs	56,612	57,714	58,585	60,338	61,702
Intangible lease origination costs, accumulated amortization	(35,161)	(34,376)	(33,679)	(33,952)	(33,731)
Deferred lease costs	90,469	89,300	99,391	100,848	93,117
Deferred lease costs, accumulated amortization	(18,669)	(17,701)	(18,836)	(17,962)	(16,732)
Other assets held for sale	-	18,544	-	-	34,139
Other assets held for sale, accumulated amortization	-	(2,957)	-	-	(10,222)
Goodwill	-	63,806	63,806	63,806	-
Total assets	**$ 4,086,518**	**$ 4,371,056**	**$ 4,385,689**	**$ 4,400,991**	**$ 4,244,945**
Liabilities:					
Line of credit and notes payable	$ 560,000	$ 951,000	$ 951,000	$ 951,000	$ 784,000
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(5,367)	(5,713)	(6,065)	(6,411)	(6,760)
Operating lease liabilities	2,185	2,487	2,783	2,887	2,186
Accounts payable, accrued expenses, and accrued capital expenditures	91,493	92,149	93,122	90,291	70,845
Distributions payable	24,038	-	-	-	24,209
Deferred income	16,155	14,075	17,658	18,593	16,955
Intangible lease liabilities	23,287	27,733	32,266	36,287	36,966
Intangible lease liabilities, accumulated amortization	(8,867)	(11,038)	(13,577)	(16,043)	(15,127)
Liabilities held for sale	-	4,790	-	-	3,054
Liabilities held for sale, accumulated amortization	-	(718)	-	-	-
Total liabilities	**$ 1,402,924**	**$ 1,774,765**	**$ 1,777,187**	**$ 1,776,604**	**$ 1,616,328**
Equity:					
Common stock	$ 1,145	$ 1,145	$ 1,145	$ 1,144	$ 1,153
Additional paid in capital	4,376,116	4,373,425	4,371,233	4,369,155	4,392,322
Cumulative distributions in excess of earnings	(1,749,811)	(1,824,741)	(1,806,071)	(1,787,119)	(1,769,234)
Other comprehensive loss	(18,201)	(20,341)	(21,985)	(20,509)	(1,101)
Total Columbia Property Trust, Inc. stockholders' equity	**$ 2,609,249**	**$ 2,529,488**	**$ 2,544,322**	**$ 2,562,671**	**$ 2,623,140**
Noncontrolling interest in Columbia Operating Partnership	69,414	61,761	59,020	56,465	-
Noncontrolling interest in consolidated joint venture	4,931	5,042	5,160	5,251	5,477
Total equity	**$ 2,683,594**	**$ 2,596,291**	**$ 2,608,502**	**$ 2,624,387**	**$ 2,628,617**
Total liabilities and equity	**$ 4,086,518**	**$ 4,371,056**	**$ 4,385,689**	**$ 4,400,991**	**$ 4,244,945**

(1) As of December 31, 2020, the following amounts relate to the redevelopment of 149 Madison and 101 Franklin, respectively: $59.1 million and $57.1 million in land; $29.0 million and $149.4 million in buildings and improvements.

(2) As of December 31, 2020, the following amounts relate to the redevelopment of 149 Madison, 101 Franklin and 80 M Street, respectively: $30.6 million, $12.4 million, and $19.9 million in construction in progress.

Supplemental Information - Q4 2020 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Assets:					
Real estate assets, at cost:					
Land (2)	$ 344,389	$ 311,109	$ 311,109	$ 311,109	$ 297,785
Buildings and improvements (2)	928,260	847,198	846,481	845,971	778,459
Buildings and improvements, accumulated depreciation	(109,620)	(101,972)	(95,620)	(88,857)	(79,491)
Intangible lease asset	42,726	42,717	43,402	44,125	41,944
Intangible lease asset, accumulated amortization	(18,584)	(17,368)	(16,607)	(15,879)	(13,716)
Construction in progress (2)	67,615	57,769	50,937	44,622	29,291
Total real estate assets	**$ 1,254,786**	**$ 1,139,453**	**$ 1,139,702**	**$ 1,141,091**	**$ 1,054,272**
Operating lease assets	56,538	57,340	58,142	58,944	59,746
Cash and cash equivalents	32,178	29,523	27,158	23,526	23,755
Tenant receivables, net of allowance for doubtful accounts	1,266	806	1,820	1,727	1,473
Straight line rent receivable	29,867	24,000	23,337	23,098	22,456
Prepaid expenses and other assets	5,021	5,962	7,764	6,588	4,314
Intangible lease origination costs	30,388	30,485	30,699	30,916	30,240
Intangible lease origination costs, accumulated amortization	(13,168)	(12,331)	(11,630)	(10,939)	(9,821)
Deferred lease costs	27,996	25,042	25,113	24,050	23,825
Deferred lease costs, accumulated amortization	(9,767)	(9,002)	(8,473)	(7,738)	(7,151)
Total assets	**$ 1,415,105**	**$ 1,291,278**	**$ 1,293,632**	**$ 1,291,263**	**$ 1,203,109**
Liabilities:					
Line of credit and notes payable	$ 291,226	$ 288,794	$ 285,646	$ 280,549	$ 222,010
Fees on notes payable	(805)	(1,120)	(1,634)	(2,143)	(1,816)
Operating lease liabilities	169,006	168,408	167,810	167,213	166,615
Accounts payable, accrued expenses, and accrued capital expenditures	16,778	13,310	16,391	17,999	13,392
Deferred income	8,572	5,451	6,026	5,653	6,276
Intangible lease liabilities	35,845	36,545	38,156	39,824	34,177
Intangible lease liabilities, accumulated amortization	(17,193)	(15,961)	(15,901)	(15,929)	(12,721)
Total liabilities	**$ 503,429**	**$ 495,427**	**$ 496,494**	**$ 493,166**	**$ 427,933**
Total equity	**$ 911,676**	**$ 795,851**	**$ 797,138**	**$ 798,097**	**$ 775,176**
Basis differences, net of $8,855 of accumulated amortization (3)	383,535	288,098	290,562	288,919	279,284
Investment in unconsolidated Real Estate Services Joint Ventures	589	1,038	426	678	-
Investment in unconsolidated joint ventures (page 7)	**$ 1,295,800**	**$ 1,084,987**	**$ 1,088,126**	**$ 1,087,694**	**$ 1,054,460**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19).
(2) As of December 31, 2020, the following amounts relate to the development of 799 Broadway and Terminal Warehouse, respectively: $72.6 million and $13.3 million in land, $0 million and $65.3 million in buildings and improvements, and $49.7 million and $13.8 million in construction in progress.
(3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q4 2020 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Revenues:							
Lease revenues (1)	$ 262,113	$ 276,149	$ 52,730	$ 72,452	$ 68,924	$ 68,007	$ 65,723
Management fee revenues (2)	38,446	7,544	10,127	9,632	10,447	8,240	1,863
Other property income (1) (2)	7	5,144	-	-	-	7	1,139
Total revenues	**$ 300,566**	**$ 288,837**	**$ 62,857**	**$ 82,084**	**$ 79,371**	**$ 76,254**	**$ 68,725**
Operating expenses:							
Property operating costs	87,479	93,904	21,541	22,021	21,220	22,697	23,413
Depreciation	68,454	78,292	15,367	17,378	17,379	18,330	18,780
Amortization	30,578	27,908	6,868	9,584	7,405	6,721	5,856
Impairment loss on real estate assets	-	43,941	-	-	-	-	20,577
Impairment loss on goodwill (3)	63,806	-	63,806	-	-	-	-
General and administrative	32,118	32,779	6,405	8,325	7,964	9,424	9,072
Non-cash compensation expense - OP units	11,893	-	3,190	3,190	3,155	2,358	-
Management fee expense	31,483	3,567	7,522	7,785	9,231	6,945	1,081
Acquisition and restructuring costs	19,004	6,398	6,174	391	358	12,081	3,961
Total operating expenses	**$ 344,815**	**$ 286,789**	**$ 130,873**	**$ 68,674**	**$ 66,712**	**$ 78,556**	**$ 82,740**
Other income (expense):							
Interest expense	(36,923)	(43,170)	(8,363)	(9,483)	(9,522)	(9,555)	(9,889)
Interest and other income	(516)	173	(81)	(123)	(154)	(158)	172
Income tax expense	2,805	(21)	760	(383)	185	2,243	(3)
Income from unconsolidated joint ventures (p. 10)	8,646	8,004	2,098	2,002	1,890	2,656	1,825
Gain on sale of real estate assets	188,633	42,030	175,272	-	17	13,344	-
Total other income (expense)	**$ 162,645**	**$ 7,016**	**$ 169,686**	**$ (7,987)**	**$ (7,584)**	**$ 8,530**	**$ (7,895)**
Net income (loss)	**$ 118,396**	**$ 9,064**	**$ 101,670**	**$ 5,423**	**$ 5,075**	**$ 6,228**	**$ (21,910)**
Less: Net income attributable to non-controlling interest in the Operating Partnership	(3,226)	-	(2,838)	(191)	(126)	(71)	-
Less: Net loss attributable to non-controlling interest in consolidated joint venture	540	133	136	135	136	133	133
Net income (loss) attributable to CXP stockholders	**$ 115,710**	**$ 9,197**	**$ 98,968**	**$ 5,367**	**$ 5,085**	**$ 6,290**	**$ (21,777)**
Weighted-average common shares outstanding - basic	114,055	116,261	113,926	113,925	113,903	114,471	115,557
Net income (loss) per share - basic	**$ 1.01**	**$ 0.08**	**$ 0.87**	**$ 0.05**	**$ 0.04**	**$ 0.05**	**$ (0.19)**
Weighted-average common shares outstanding - diluted (4)	117,107	116,458	117,213	113,925	113,903	114,486	115,802
Net income (loss) per share - diluted	**$ 1.01**	**$ 0.08**	**$ 0.87**	**$ 0.05**	**$ 0.04**	**$ 0.05**	**$ (0.19)**

(1) Lease revenues include base rent, tenant reimbursements, and lease termination income ($6.4 million - Q3 '20, $6.8 million - Q2 '20, $0.3 million - Q3 '19, $0.2 million - Q2 '19).

(2) Reimbursements of management fee salaries and admin costs are recorded as Management fee revenues (through 12/31/19, such reimbursements were included in Other property income).

(3) Reflects the write-off of the goodwill recorded in connection with the Normandy acquisition in January due to the near-term effects of COVID-19.

(4) Beginning in Q4 '20, 3.264 million of time-based preferred OP units are included in the calculation of fully diluted WASO.

Supplemental Information - Q4 2020 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Revenues:							
Lease revenues (2)	$ 121,139	$ 114,944	$ 33,384	$ 29,070	$ 29,412	$ 29,273	$ 29,080
Total revenues	**$ 121,139**	**$ 114,944**	**$ 33,384**	**$ 29,070**	**$ 29,412**	**$ 29,273**	**$ 29,080**
Operating expenses:							
Property operating costs	49,591	45,026	14,107	12,133	11,763	11,588	11,822
Asset management fee expense (3)	2,151	4,288	625	509	507	510	1,079
Depreciation	36,892	34,196	10,283	8,680	9,188	8,741	8,607
Amortization	17,479	16,421	5,012	4,115	4,296	4,056	4,006
General and administrative	460	292	103	95	62	200	80
Total operating expenses	**$ 106,573**	**$ 100,223**	**$ 30,130**	**$ 25,532**	**$ 25,816**	**$ 25,095**	**$ 25,594**
Other income (expense):							
Interest expense	(8,177)	(6,836)	(1,705)	(2,334)	(2,224)	(1,914)	(1,709)
(Gain) loss on interest rate cap	-	(124)	-	(9)	(4)	13	(1)
Interest and other income	66	268	7	1	14	44	56
Total other income (expense)	**$ (8,111)**	**$ (6,692)**	**$ (1,698)**	**$ (2,342)**	**$ (2,214)**	**$ (1,857)**	**$ (1,654)**
Income before income tax expense	**$ 6,455**	**$ 8,029**	**$ 1,556**	**$ 1,196**	**$ 1,382**	**$ 2,321**	**$ 1,832**
Income tax benefit (expense)	(19)	(25)	(3)	(3)	(6)	(7)	(7)
Income from unconsolidated Real Estate Services Joint Ventures (4)	2,210	-	545	809	514	342	-
Income from unconsolidated joint ventures (p. 9)	**$ 8,646**	**$ 8,004**	**$ 2,098**	**$ 2,002**	**$ 1,890**	**$ 2,656**	**$ 1,825**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19).

(2) Lease revenues include base rent and tenant reimbursements.

(3) Through 12/31/19 amounts included property management fee expenses, which are included in property operating costs effective 1/1/20.

(4) See Management Fee Income schedule on page 14.

Supplemental Information - Q4 2020 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net Operating Income (based on GAAP rents)	$ 246,193	$ 257,034	$ 50,462	$ 67,366	$ 65,356	$ 63,009	$ 60,634
Management fee revenues	38,446	7,544	10,127	9,632	10,447	8,240	1,863
Income from unconsolidated Real Estate Services Joint Ventures (1)	2,210	-	545	809	514	342	-
General and administrative	(32,118)	(32,779)	(6,405)	(8,325)	(7,964)	(9,424)	(9,072)
Management fee expense	(31,483)	(3,567)	(7,522)	(7,785)	(9,231)	(6,945)	(1,081)
Interest expense (net)	(37,440)	(42,997)	(8,444)	(9,607)	(9,676)	(9,713)	(9,717)
Income tax expense	2,805	(21)	760	(383)	185	2,243	(3)
Adjustments included in income (loss) from unconsolidated joint ventures	(10,732)	(10,893)	(2,425)	(2,936)	(2,782)	(2,589)	(2,739)
Normalized FFO	$ 177,881	$ 174,321	$ 37,098	$ 48,771	$ 46,849	$ 45,163	$ 39,885
Normalized FFO per share/unit (Basic)	$ 1.52	$ 1.50	$ 0.32	$ 0.42	$ 0.40	$ 0.39	$ 0.35
Normalized FFO per share/unit (Diluted)	$ 1.52	$ 1.50	$ 0.32	$ 0.42	$ 0.40	$ 0.39	$ 0.34
Net Operating Income (based on cash rents)	$ 224,341	$ 231,747	$ 50,244	$ 58,164	$ 59,582	$ 56,351	$ 54,878
Management fee revenues	38,446	7,544	10,127	9,632	10,447	8,240	1,863
Income from unconsolidated Real Estate Services Joint Ventures (1)	2,210	-	545	809	514	342	-
General and administrative	(32,118)	(32,779)	(6,405)	(8,325)	(7,964)	(9,424)	(9,072)
Management fee expense	(31,483)	(3,567)	(7,522)	(7,785)	(9,231)	(6,945)	(1,081)
Non-cash operating lease expense in G&A	(123)	(120)	(33)	(30)	(30)	(30)	(30)
Non-cash compensation expense - stock (2)	8,549	6,622	2,282	2,197	2,081	1,989	1,445
Interest expense - cash (net)	(34,167)	(40,435)	(7,680)	(8,771)	(8,806)	(8,910)	(9,077)
Income tax expense	2,805	(21)	760	(383)	185	2,243	(3)
Market value adjustment to investment in Real Estate Funds	(700)	-	(121)	(192)	(227)	(160)	-
Adjustments included in income (loss) from unconsolidated joint ventures	(11,952)	(12,492)	(2,818)	(3,181)	(3,036)	(2,917)	(3,138)
Maintenance capital (3) (4)	(19,348)	(52,221)	(5,824)	(3,194)	(2,138)	(8,192)	(33,205)
AFFO	$ 146,460	$ 104,278	$ 33,555	$ 38,941	$ 41,377	$ 32,587	$ 2,580
Weighted-average common shares/units outstanding - Basic	117,319	116,261	117,190	117,189	117,167	116,910	115,557
Weighted-average common shares/units outstanding - Diluted	117,107	116,458	117,213	117,189	117,167	116,925	115,802

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(3) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(4) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q4 2020 11

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net Operating Income (based on GAAP rents)					
Same Store (wholly-owned properties)					
Revenues:					
Lease Revenues (1)	$ 46,482	$ 52,767	$ 55,555	$ 51,950	$ 50,688
Other Property Income (2)	-	-	-	7	1,139
Total Revenues	**$ 46,482**	**$ 52,767**	**$ 55,555**	**$ 51,957**	**$ 51,827**
Total Operating Expenses	**(19,475)**	**(17,572)**	**(16,599)**	**(17,175)**	**(19,645)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (3)	**$ 27,007**	**$ 35,195**	**$ 38,956**	**$ 34,782**	**$ 32,182**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 18,761**	**$ 19,297**	**$ 20,013**	**$ 20,607**	**$ 20,141**
Same Store NOI (based on GAAP rents)	**$ 45,768**	**$ 54,492**	**$ 58,969**	**$ 55,389**	**$ 52,323**
Net Operating Income from:					
Acquisitions / Development (5), (6)	4,505	10,467	4,113	3,612	777
Dispositions (7)	189	2,407	2,274	4,008	7,534
Net Operating Income (based on GAAP rents)	**$ 50,462**	**$ 67,366**	**$ 65,356**	**$ 63,009**	**$ 60,634**
Net Operating Income (based on cash rents)					
Same Store (wholly-owned properties)					
Revenues:					
Lease Revenues (1)	$ 48,784	$ 47,329	$ 52,749	$ 48,369	$ 47,803
Other Property Income (2)	-	-	-	7	1,139
Total Revenues	**$ 48,784**	**$ 47,329**	**$ 52,749**	**$ 48,376**	**$ 48,942**
Total Operating Expenses	**(19,378)**	**(17,467)**	**(16,477)**	**(17,056)**	**(19,525)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (3)	**$ 29,406**	**$ 29,862**	**$ 36,272**	**$ 31,320**	**$ 29,417**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 18,022**	**$ 17,136**	**$ 18,468**	**$ 18,552**	**$ 17,686**
Same Store NOI (based on cash rents)	**$ 47,428**	**$ 46,998**	**$ 54,740**	**$ 49,872**	**$ 47,103**
Same Store NOI - % Change (same quarter prior year)	**0.7%**				
Net Operating Income from:					
Acquisitions / Development (5), (6)	2,634	9,082	2,532	2,367	509
Dispositions (7)	182	2,084	2,310	4,112	7,266
Net Operating Income (based on cash rents)	**$ 50,244**	**$ 58,164**	**$ 59,582**	**$ 56,351**	**$ 54,878**

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income.

(2) Other property income cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19).

(3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(5) Reflects activity for the following property acquired since October 1, 2019, for all periods presented: 201 California Street (12/9/19).

(6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(7) Reflects activity for the following properties sold since October 1, 2019, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, and Cranberry Woods Drive.

Supplemental Information - Q4 2020 12

Columbia Property Trust, Inc.

Net Operating Income - Year to Date

Unaudited (in thousands)

	Twelve Months Ended	
	12/31/2020	12/31/2019
Net Operating Income (based on GAAP rents)		
Same Store (wholly-owned properties)		
Revenues:		
Lease Revenues (1)	$ 206,754	$ 197,790
Other Property Income (2)	7	4,589
Total Revenues	**$ 206,761**	**$ 202,379**
Total Operating Expenses	**(70,821)**	**(74,411)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (3)	**$ 135,940**	**$ 127,968**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 78,678**	**$ 80,156**
Same Store NOI (based on GAAP rents)	**$ 214,618**	**$ 208,124**
Net Operating Income from:		
Acquisitions / Development (5), (6)	22,697	526
Dispositions (7)	8,878	48,384
Net Operating Income (based on GAAP rents)	**$ 246,193**	**$ 257,034**
Net Operating Income (based on cash rents)		
Same Store (wholly-owned properties)		
Revenues:		
Lease Revenues (1)	$ 197,231	$ 181,810
Other Property Income (2)	7	4,589
Total Revenues	**$ 197,238**	**$ 186,399**
Total Operating Expenses	**(70,378)**	**(73,935)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (3)	**$ 126,860**	**$ 112,464**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 72,178**	**$ 70,626**
Same Store NOI (based on cash rents)	**$ 199,038**	**$ 183,090**
Same Store NOI - % Change (same period prior year)	**8.7%**	
Net Operating Income from:		
Acquisitions / Development (5), (6)	16,615	258
Dispositions (7)	8,688	48,399
Net Operating Income (based on cash rents)	**$ 224,341**	**$ 231,747**

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 '19).

(2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19).

(3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(5) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19).

(6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(7) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

Supplemental Information - Q4 2020 13

Columbia Property Trust, Inc.

Management Fee Income

Unaudited (in thousands)

	Twelve Months Ended	Three Months Ended			
	12/31/2020	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Fee Revenue:					
Management fees - consolidated (1)	$ 23,938	$ 6,663	$ 6,074	$ 6,098	$ 5,103
Management fees - unconsolidated (2)	2,210	545	809	514	342
Reimbursements - consolidated (3)	14,508	3,464	3,558	4,349	3,137
Subtotal	**$ 40,656**	**$ 10,672**	**$ 10,441**	**$ 10,961**	**$ 8,582**
Fee Expenses:					
Management expenses	$ 16,975	$ 4,058	$ 4,227	$ 4,882	$ 3,808
Reimbursed salaries and admin costs	14,508	3,464	3,558	4,349	3,137
Subtotal	**$ 31,483**	**$ 7,522**	**$ 7,785**	**$ 9,231**	**$ 6,945**
Management Fee Income	**$ 9,173**	**$ 3,150**	**$ 2,656**	**$ 1,730**	**$ 1,637**

(1) Amounts include fees paid by unconsolidated joint ventures (at CXP's share) of $1.5 million (Q4 '20), $1.0 million (Q3 '20), $1.3 million (Q2 '20), and $1.1 million (Q1 '20).

(2) Reflects CXP's pro rata share of net management fee income earned through its interest in unconsolidated Real Estate Services Joint Ventures.

(3) Reflects reimbursements of salaries and insurance costs from third-party properties and properties owned by unconsolidated joint ventures.

Supplemental Information - Q4 2020 14

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Maintenance					
Building Capital	$ 3,410	$ 1,618	$ 1,004	$ 1,776	$ 1,974
Tenant Improvements	502	1,299	669	2,602	2,991
Leasing Commissions	848	171	332	2,269	15,632
Other Leasing Costs (2)	1,064	106	133	1,545	12,608
Total - Maintenance	**$ 5,824**	**$ 3,194**	**$ 2,138**	**$ 8,192**	**$ 33,205**
Investment					
Building Capital	$ 2,055	$ 5,990	$ 1,382	$ 3,713	$ 5,690
Tenant Improvements	5,465	(75)	(150)	3,031	6,706
Leasing Commissions	428	-	642	157	229
Other Leasing Costs (2)	-	-	335	(147)	(290)
Development Projects (see page 29)					
149 Madison Avenue (3)	2,782	(4,212) (4)	5,110	4,498	5,709
799 Broadway (5)	4,785	5,136	4,971	9,030	4,644
101 Franklin (6)	2,074	1,996	2,452	3,087	2,194
80 M Street (7)	5,767	6,301	2,356	6,428	-
Terminal Warehouse (8)	2,822	2,046	1,126	197	-
Total - Investment	**$ 26,178**	**$ 17,182**	**$ 18,224**	**$ 29,994**	**$ 24,882**
Maintenance & Investment					
Building Capital	$ 5,465	$ 7,608	$ 2,386	$ 5,489	$ 7,664
Tenant Improvements	5,967	1,224	519	5,633	9,697
Leasing Commissions	1,276	171	974	2,426	15,861
Other Leasing Costs (2)	1,064	106	468	1,398	12,318
Development Projects	18,230	11,267	16,015	23,240	12,547
Total - Maintenance & Investment	**$ 32,002**	**$ 20,376**	**$ 20,362**	**$ 38,186**	**$ 58,087**

(1) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

(2) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred.

(3) Amounts include capitalized interest of $0.9 million, $0.8 million, $0.8 million, $0.9 million, and $0.9 million, respectively.

(4) Includes $6.5 million WeWork capital obligation relieved by lease termination.

(5) Amounts include capitalized interest of $1.2 million, $1.1 million, $1.1 million, $1.1 million and $1.1 million, respectively.

(6) Amounts include capitalized interest of $1.6 million, $1.4 million, $1.4 million, and $1.7 million, respectively.

(7) Amounts include capitalized interest of $71,000, $45,000, $34,000, $17,000, and $0, respectively.

(8) Amounts include capitalized interest of $0.8 million, $0.3 million, $0.4 million, $0, and $0, respectively.

NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q4 2020 15

Columbia Property Trust, Inc.
Debt Overview

Unaudited ($ in thousands) (at 12/31/2020)

Debt Instrument - Secured	Maturity	Rate	Rate Type		Balance		% of Total Debt
Mortgage Debt - Unconsolidated JV							
Terminal Warehouse	March-21	LIBOR + 340 bps	Floating	$	55,690	(1)	3.6%
799 Broadway - Construction Loan	October-21	LIBOR + 425 bps	Floating		69,786	(2)	4.4%
Market Square	July-23	5.07%	Fixed		165,750	(3)	10.7%
Weighted Average / Secured - Mortgage Notes	**1.7 Years**	**5.23%**		**$**	**291,226**		**18.7%**
Debt Instrument - Unsecured	**Maturity**	**Rate**	**Rate Type**		**Balance**		**% of Total Debt**
Bank Facilities							
$150 Million Term Loan	July-22	3.07%	Fixed (4)	$	150,000		9.7%
$650 Million Revolving Credit Facility	January-23	LIBOR + 90 bps	Floating (5)		110,000		7.1%
$300 Million Term Loan	January-24	2.55%	Fixed (6)		300,000		19.3%
Weighted Average / Bank Facilities	**2.5 Years**	**2.39%**		**$**	**560,000**		**36.1%**
Bonds							
$350 Million @ 4.150%	April-25	4.15%	Fixed	$	350,000		22.6%
$350 Million @ 3.650%	August-26	3.65%	Fixed		350,000		22.6%
Weighted Average / Bonds	**4.9 Years**	**3.90%**		**$**	**700,000**		**45.2%**
Weighted Average / Unsecured	**3.8 Years**	**3.23%**		**$**	**1,260,000**		**81.3%**
Weighted Average / Total Debt	**3.4 Years**	**3.60% (7)**		**$**	**1,551,226**		**100.0%**
Debt - consolidated				$	1,260,000		
Debt - unconsolidated					291,226		
Total Debt				**$**	**1,551,226**		

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr			Balance	% of Total Debt
Fixed Rate Debt	3.8 Years	3.64%		$	1,315,750	84.8%
Floating Rate Debt	1.2 Years	3.37%			235,476	15.2%
Total	**3.4 Years**	**3.60% (7)**		**$**	**1,551,226**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDA*re* - Q4 2020 (8)	8.0x
Net Debt to Gross Real Estate Assets - 12/31/20 (8)	31.4%

(1) Reflects 8.65% of the Terminal Warehouse Joint Venture loan balance. The interest-only loan has a total capacity of $650 million, carries two, six-month extension options, and is subject to an interest rate agreement with a LIBOR floor of 2.28% and a cap of 3.50%.

(2) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement with a LIBOR floor of 1.00% and a cap of 4.00%.

(3) Reflects 51% of the mortgage balance of the Market Square Joint Venture.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(5) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options.

(6) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(7) During fourth quarter of 2020, CXP's share of interest expense and capitalized interest were $10.1 million and $5.3 million, respectively.

(8) Net debt is calculated by reducing our debt balance for cash on hand.

Supplemental Information - Q4 2020 16

Unaudited (at 12/31/2020) Bond Covenant Compliance Metric Actual (12/31/20) Debt to Total Asset Value Ratio Max 60% 28.7% Interest Coverage Ratio Min 1.50x 3.37x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 245.6% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (12/31/20) Debt to Total Asset Value Ratio Max 60% 37.6% Fixed Charge Coverage Ratio Min 1.50x 3.56x Secured Debt to Total Asset Value Ratio Max 40% 7.0% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 43.5% Unencumbered Interest Coverage Ratio Min 1.75x 3.98x Supplemental Information - Q4 2020 17 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 12/31/2020) Secured Unsecured Unsecured % of Interest % of Gross Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (1) Real Estate Assets 125,476$ - - 125,476 8.0% 5.44% 2.7% - 150,000 - 150,000 9.7% 3.07% 3.2% 165,750 110,000 - 275,750 17.8% 3.45% 5.9% - 300,000 - 300,000 19.3% 2.55% 6.5% - - 350,000 350,000 22.6% 4.15% 7.5% - - 350,000 350,000 22.6% 3.65% 7.5% 291,226$ 560,000$ 700,000$ 1,551,226$ 100.0% 3.60% 33.3% 18.8% 36.1% 45.1% Supplemental Information - Q4 2020 18 2022 2023 (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Columbia Property Trust, Inc. Debt Maturities Maturity 2025 2026 Total % of Total Debt 2021 2024 $125 $166 $150 $300 $110 $350 $350 $0 $100 $200 $300 $400 $500 2021 2022 2023 2024 2025 2026 Maturity Schedule ($M) Mortgage Debt - JV Term Loans Line of Credit Bonds 4.15% 3.07% 3.65% 3.45% 5.44% 2.55%

Columbia Property Trust, Inc.

Summary of Unconsolidated Joint Ventures

Unaudited ($ in thousands) (at 12/31/2020)

Property	CXP Ownership		Investment in Unconsolidated Joint Venture	
Market Square	51%	$	134,747	(1)
333 Market Street	55%		265,674	
University Circle	55%		276,573	
114 5th Avenue	49.5%		74,273	
1800 M Street	55%		227,847	
221 Main Street	55% (2)		219,078	
799 Broadway	49.7% (3)		53,248	(4)
Terminal Warehouse	8.65% (3)		43,771	(5)
Real Estate Services Joint Ventures	Various		589	
Investment in Unconsolidated Joint Ventures (page 8)		**$**	**1,295,800**	**(6)**

(1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16).

(2) A 45% ownership interest was sold within the Allianz joint venture on October 8, 2020 (see page 28).

(3) CXP owns the following additional interests in properties owned by unconsolidated joint ventures through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%) and Terminal Warehouse (0.06%).

(4) 799 Broadway Joint Venture holds a construction loan with a balance of $140.4 million. CXP's ownership share is $69.8 million (see page 16).

(5) Terminal Warehouse Joint Venture holds a $643.8 million mortgage note. CXP's ownership share is $55.7 million (see page 16).

(6) Includes basis differences (see footnote 3 page 8).

Supplemental Information - Q4 2020 19

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 12/31/2020)

Property	Market	CXP Ownership Share	Secured Debt?	Gross Real Estate Assets (1)		Annualized Lease Revenue (ALR)		Net Operating Income - Q4 2020 (based on GAAP rents)		Net Operating Income - Q4 2020 (based on cash rents)	
229 West 43rd Street	New York, NY	100%		$ 513,217		$ 37,020		$ 7,087		$ 7,192	
315 Park Avenue South	New York, NY	100%		409,247		30,620		(2,255)		2,803	
249 West 17th Street	New York, NY	100%		348,943		25,836		5,513		4,830	
95 Columbus	Jersey City, NJ	100%		209,538		25,469		3,990		3,959	
218 West 18th Street	New York, NY	100%		181,836		14,091		3,648		1,444	
114 5th Avenue	New York, NY	49.5%		211,635	(2)	18,099	(2)	483	(2)	1,631	(2)
149 Madison Avenue	New York, NY	100%		118,697		-	(3)	(11)		(11)	
799 Broadway	New York, NY	49.7% (4)	Yes	126,302	(2)	-	(3)	(34)	(2)	(34)	(2)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5% (4)		218,964	(5)	-	(3)	(6)		(6)	
Terminal Warehouse	New York, NY	8.65% (4)	Yes	101,749	(2)	-	(3)	775	(2)	(185)	(2)
Subtotal - New York				2,440,128	**53%**	151,135		19,190		21,623	
650 California Street	San Francisco, CA	100%		343,049		35,758		5,786		5,612	
333 Market Street	San Francisco, CA	55%		276,497	(2)	14,576	(2) (6)	4,685	(2)	3,217	(2)
221 Main Street	San Francisco, CA	55% (7)		212,478	(2)	18,591	(2)	3,186	(2)	2,982	(2)
University Circle	East Palo Alto, CA	55%		287,068	(2)	23,636	(2)	3,919	(2)	4,098	(2)
201 California Street	San Francisco, CA	100%		249,787		19,045		3,781		2,871	
Subtotal - San Francisco				1,368,879	**29%**	111,606		21,357		18,780	
Market Square	Washington, D.C.	51%	Yes	311,479	(2)	27,623	(2)	3,381	(2)	3,417	(2)
1800 M Street	Washington, D.C.	55%		242,716	(2)	20,042	(2)	3,107	(2)	2,678	(2)
80 M Street	Washington, D.C.	100%		126,677		13,041		1,654		1,812	
Subtotal - Washington, D.C.				680,872	**15%**	60,706		8,142		7,907	
116 Huntington Avenue	Boston, MA	100%		144,417	**3%**	16,061		2,215		2,376	
Corporate & Other				8,208		-		(442)	(8)	(442)	(8)
Total - All Properties				**$ 4,642,504**		**$ 339,508**		**$ 50,462**		**$ 50,244**	
Total - Consolidated Properties				**$ 2,872,580**		**$ 216,941**		**$ 30,960**		**$ 32,440**	
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,769,924**		**$ 122,567**		**$ 19,502**		**$ 17,804**	

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(3) Excluded as the property is currently under redevelopment / development.

(4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(5) Reflects 100% of the property, which is owned by a consolidated joint venture in which CXP owns a 92.5% interest.

(6) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(7) A 45% ownership interest was sold within the Allianz joint venture on October 8, 2020 (see page 28).

(8) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties.

Supplemental Information - Q4 2020 20

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 12/31/2020)

Property	Market	CXP Ownership Share	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	450	93.4%	93.4%	93.4%
315 Park Avenue South	New York, NY	100%	332	330	99.4%	99.4%	92.7%
249 West 17th Street	New York, NY	100%	281	278	98.9%	98.9%	98.9%
95 Columbus	Jersey City, NJ	100%	630	625	99.2%	99.2%	99.2%
218 West 18th Street	New York, NY	100%	166	166	100.0%	100.0%	76.7%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	- (3)	- (3)	- (3)
799 Broadway	New York, NY	49.7% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
Terminal Warehouse	New York, NY	8.65% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
Subtotal - New York			2,065	2,023	98.0%	98.0%	95.0%
650 California Street	San Francisco, CA	100%	470	434	92.3%	92.3%	91.1%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	55% (5)	211 (2)	206 (2)	97.6%	97.6%	97.6%
University Circle	East Palo Alto, CA	55%	249 (2)	206 (2)	82.7%	82.7%	82.7%
201 California Street	San Francisco, CA	100%	255	232	91.0%	91.0%	84.2%
Subtotal - San Francisco			1,546	1,439	93.1%	93.1%	91.6%
Market Square	Washington, D.C.	51%	344 (2)	310 (2)	90.1%	90.1%	82.7%
1800 M Street	Washington, D.C.	55%	311 (2)	303 (2)	97.4%	97.4%	97.4%
80 M Street	Washington, D.C.	100%	242 (6)	233	96.3%	96.3%	96.3%
Subtotal - Washington, D.C.			897	846	94.3%	94.2%	91.6%
116 Huntington Avenue	Boston, MA	100%	272	263	96.7%	96.7%	98.8%
Total - All Properties			**4,780**	**4,571**	**95.6%**	**95.6%**	**93.5%**
Total - All Properties (at 100%)			**6,214 (7)**	**5,927 (7)**			

(1) Measured based on the total square feet of leases that have commenced and are billing rents to tenants, divided by total rentable square feet. Reflects monthly average for the quarter.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.

(3) Excluded as the property is currently under redevelopment / development.

(4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(5) A 45% ownership interest was sold within the Allianz joint venture on October 8, 2020 (see page 28).

(6) Reduced building rentable square footage for the 7th floor which was removed from service during the first quarter 2020 upon commencement of the vertical expansion project.

(7) Includes 100% of properties held in joint ventures.

Supplemental Information - Q4 2020 21

Unaudited (SF in thousands) (at 12/31/2020) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of September 30, 2020 4,963 4,780 96.3% Dispositions 221 Main Street - 45% (173) (168) 97.1% Subtotal 4,790 4,612 Leasing Activity New Leases (2) - 2 Lease Expirations/Early Terminations - (33) Square Footage Adjustments (10) (10) Net Absorption (10) (41) As of December 31, 2020 4,780 4,571 95.6% Supplemental Information - Q4 2020 22 Columbia Property Trust, Inc. Occupancy Summary (1) (1) Excludes 149 Madison, 799 Broadway, 101 Franklin, and Terminal Warehouse which are currently under redevelopment / development. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. 97.1% 97.6% 97.2% 96.3% 95.6% 85% 90% 95% 100% 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 Percent Leased

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Renewal Leases					
Number of Leases	3	3	3	2	5
Square Feet of Leasing (at 100%)	17,267	15,057	76,257	18,585	396,673
Square Feet of Leasing (at CXP's share) (1)	9,282	10,374	46,137	17,115	392,120
Lease Term (months)	71	63	69	75	178
Tenant Improvements per Square Foot	40.00	15.50	29.62	34.28	47.83
Leasing Commissions per Square Foot	30.81	24.83	20.10	18.79	39.51
Total per Square Foot	$ 70.81	$ 40.33	$ 49.72	$ 53.07	$ 87.34
Tenant Improvements per Square Foot per Year of Lease Term	6.74	2.97	5.14	5.50	3.23
Leasing Commissions per Square Foot per Year of Lease Term	5.19	4.76	3.49	3.01	2.67
Total per Square Foot per Year	$ 11.93	$ 7.73	$ 8.63	$ 8.51	$ 5.90
Cash Rent Releasing Spread (2)	**3.3%**	**0.8%**	**12.6%**	**18.3%**	**20.0%**
GAAP Rent Releasing Spread (2)	**18.7%**	**5.6%**	**28.5%**	**42.4%**	**52.7%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	-	-	1	3	2
Square Feet of Leasing (at 100%)	-	-	5,150	66,284	9,806
Square Feet of Leasing (at CXP's share) (1)	-	-	2,833	64,588	8,932
Lease Term (months)	-	-	121	191	95
Tenant Improvements per Square Foot	-	-	90.00	125.41	15.80
Leasing Commissions per Square Foot	-	-	31.76	68.70	21.20
Total per Square Foot	$ -	$ -	$ 121.76	$ 194.11	$ 37.00
Tenant Improvements per Square Foot per Year of Lease Term	-	-	8.93	7.89	2.01
Leasing Commissions per Square Foot per Year of Lease Term	-	-	3.15	4.32	2.69
Total per Square Foot per Year	$ -	$ -	$ 12.08	$ 12.21	$ 4.70
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	2	-	1	3	1
Square Feet of Leasing (at 100%)	17,002	-	5,583	40,956	11,906
Square Feet of Leasing (at CXP's share) (1)	15,842	-	3,071	37,961	9,873
Lease Term (months)	76	-	121	126	95
Tenant Improvements per Square Foot	62.77	-	75.00	58.90	30.21
Leasing Commissions per Square Foot	45.63	-	36.86	51.08	32.78
Total per Square Foot	$ 108.40	$ -	$ 111.86	$ 109.98	$ 62.99
Tenant Improvements per Square Foot per Year of Lease Term	9.87	-	7.44	5.61	3.80
Leasing Commissions per Square Foot per Year of Lease Term	7.18	-	3.66	4.86	4.13
Total per Square Foot per Year	$ 17.05	$ -	$ 11.10	$ 10.47	$ 7.93
Cash Rent Releasing Spread (2)	**5.3%**	**-**	**5.6%**	**6.7%**	**19.3%**
GAAP Rent Releasing Spread (2)	**21.2%**	**-**	**26.0%**	**9.0%**	**31.9%**
Total Leases					
Number of Leases	5	3	5	8	8
Square Feet of Leasing (at 100%)	34,269	15,057	86,990	125,825	418,385
Square Feet of Leasing (at CXP's share) (1)	25,124	10,374	52,041	119,664	410,925
Lease Term (months)	75	63	76	162	173
Tenant Improvements per Square Foot	57.25	15.50	36.67	97.82	46.29
Leasing Commissions per Square Foot	42.04	24.83	22.10	59.33	38.74
Total per Square Foot	$ 99.29	$ 40.33	$ 58.77	$ 157.15	$ 85.03
Tenant Improvements per Square Foot per Year of Lease Term	8.72	2.97	5.48	6.82	3.21
Leasing Commissions per Square Foot per Year of Lease Term	6.44	4.76	3.48	4.31	2.70
Total per Square Foot per Year	$ 15.16	$ 7.73	$ 8.96	$ 11.13	$ 5.91
Cash Rent Releasing Spread (2)	**4.8%**	**0.8%**	**12.0%**	**9.1%**	**20.0%**
GAAP Rent Releasing Spread (2)	**20.6%**	**5.6%**	**28.3%**	**16.0%**	**52.0%**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2020 23

Unaudited (SF & $ in thousands) (at 12/31/2020) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 209 4.4% 28,566 8.4% 451 9.4% 22,330 6.6% 313 6.5% 35,848 10.6% 426 8.9% 22,011 6.5% 237 5.0% 52,490 15.5% 643 13.5% 42,651 12.6% 749 15.7% 13,342 3.9% 169 3.5% 8,214 2.4% 97 2.0% 18,880 5.5% 240 5.0% 44,035 13.0% 496 10.4% 3,611 1.0% 39 0.8% 3,006 0.9% 39 0.8% 17,231 5.1% 237 5.0% 7,325 2.1% 71 1.5% 19,968 5.9% 364 7.6% 339,508$ 100.0% 4,780 100.0% Supplemental Information - Q4 2020 24 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule Year 2032 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2033 2034 2035+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 8.4% 6.6% 10.6% 6.5% 15.5% 12.6% 3.9% 2.4% 5.5% 13.0% 1.0% 0.9% 5.1% 2.1% 5.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q1 2021	29	2,220	76.55	30	2,440	81.33	32	1,881	58.78
Q2 2021	-	-	-	1	99	99.00	3	236	78.67
Q3 2021	174	6,643	38.18	86	8,181	95.13	35	3,101	88.60
Q4 2021	-	-	-	9	984	109.33	25	1,413	56.52
Total - 2021	203	8,863	43.66	126	11,704	92.89	95	6,631	69.80
Q1 2022	-	-	-	4	399	99.75	18	1,505	83.61
Q2 2022	32	2,538	79.31	15	1,290	86.00	14	1,026	73.29
Q3 2022	51	4,181	81.98	20	1,974	98.70	11	702	63.82
Q4 2022	-	-	-	14	1,196	85.43	60	3,338	55.63
Total - 2022	83	6,719	80.95	53	4,859	91.68	103	6,571	63.80
2023	76	6,149	80.91	203	20,250	99.75	77	5,268	68.42
2024	36	4,095	113.75	153	14,487	94.69	31	2,404	77.55
2025	336	28,469	84.73	165	15,191	92.07	126	7,893	62.64
Thereafter	1,289	96,840	75.13	739	45,115	61.05	414	31,939	77.15
Total	**2,023**	**$ 151,135**	**$ 74.71**	**1,439**	**$ 111,606**	**$ 77.56**	**846**	**$ 60,706**	**$ 71.76**

	Boston			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q1 2021	-	-	-	91	6,541	71.88
Q2 2021	5	260	52.00	9	595	66.11
Q3 2021	11	583	53.00	306	18,508	60.48
Q4 2021	11	525	47.73	45	2,922	64.93
Total - 2021	27	1,368	50.67	451	28,566	63.34
Q1 2022	20	1,174	58.70	42	3,078	73.29
Q2 2022	29	1,538	53.03	90	6,392	71.02
Q3 2022	21	1,177	56.05	103	8,034	78.00
Q4 2022	4	292	73.00	78	4,826	61.87
Total - 2022	74	4,181	56.50	313	22,330	71.34
2023	70	4,181	59.73	426	35,848	84.15
2024	17	1,025	60.29	237	22,011	92.87
2025	16	937	58.56	643	52,490	81.63
Thereafter	59	4,369	74.05	2,501	178,263	71.28
Total	**263**	**$ 16,061**	**$ 61.07**	**4,571**	**$ 339,508**	**$ 74.27**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q4 2020 25

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2020)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Twitter	BB+	2	$ 20,671	6.1%	230	5.0%	9.0
Pershing LLC	A	1	18,797	5.5%	471	10.3%	10.9
Yahoo! / Verizon Corporate Services	BBB+	1	16,283	4.8%	193	4.2%	4.5
Wells Fargo Bank N.A.	A+	3	15,779	4.7%	371	8.1%	5.5
Snap Inc.	Not Rated	1	12,655	3.7%	154	3.4%	12.0
Amazon	AA-	2	9,668	2.8%	88	1.9%	5.2
DLA Piper US, LLP	Not Rated	1	7,838	2.3%	65	1.4%	2.5
DocuSign, Inc.	Not Rated	1	7,720	2.3%	84	1.9%	3.6
Affirm, Inc.	Not Rated	1	7,207	2.1%	89	2.0%	5.3
WeWork Companies Inc.	CCC+	2	7,124	2.1%	129	2.8%	10.2
Room & Board	Not Rated	1	6,090	1.8%	60	1.3%	13.8
Quality Technology Services	BB-	1	5,456	1.6%	128	2.8%	5.7
Pitchbook	Not Rated	1	4,863	1.4%	51	1.1%	9.1
Gemini Trust Company, LLC	Not Rated	1	4,856	1.4%	51	1.1%	8.4
BDG Media, Inc.	Not Rated	1	4,568	1.4%	51	1.1%	7.8
ORC International	Not Rated	1	4,365	1.3%	57	1.3%	4.5
Oracle America, Inc.	A+	1	4,181	1.2%	51	1.1%	1.5
Red Bull North America	Not Rated	1	3,597	1.1%	42	0.9%	8.9
Edison Electric Institute	Not Rated	1	3,512	1.0%	40	0.9%	9.5
Equinox	Not Rated	1	3,300	1.0%	44	1.0%	16.3
Subtotal - Top 20			**$ 168,530**	**49.6%**	**2,449**	**53.6%**	**7.7**
All other			170,978	50.4%	2,122	46.4%	4.4
Total			**$ 339,508**	**100.0%**	**4,571**	**100.0%**	**6.0**

Tenant Industry Profile (2)


Business Services
30%
Depository Institutions
13%
Engineering and Management Services
8%
Legal Services
8%
Nondepository Institutions
5%
Security and Commodity Brokers
4%
Real Estate
4%
Holding & Other Investment Offices
2%
Printing & Publishing
2%
Health Services
2%
Other
22%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the S&P Global Ratings credit rating has been provided.
(2) Includes CXP's ownership share of ALR for properties held in joint ventures.
(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2020 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/18 - 2/18/21) - Acquisitions

Unaudited ($ in thousands)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
201 California Street	San Francisco, CA	12/9/2019	100%	$ 238,900	252,183	$ 947	98.8%
Lindbergh Center (retail)	Atlanta, GA	10/24/2018	100%	23,000	146,419	157	91.4%
Total - Acquisitions (excluding Joint Ventures)				**$ 261,900**	**398,602**		

Property Purchased for Development in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Approximate Developable Square Footage	Expected Delivery Date
Terminal Warehouse	New York, NY	3/13/2020	8.65%	$ 1,088,500	1,230,000	TBD
101 Franklin Street (f/k/a 250 Church Street)	New York, NY	12/2/2019	92.5%	205,500	235,000	TBD
799 Broadway	New York, NY	10/3/2018	49.7%	145,500	182,000	2021
Total - Joint Ventures (Development)				**$ 1,439,500**	**1,647,000**	

Supplemental Information - Q4 2020 27

Columbia Property Trust, Inc.

Transaction Activity (1/1/18 - 2/18/21) - Dispositions

Unaudited ($ in thousands)

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Pasadena Corporate Park	Los Angeles, CA	3/31/2020	100%	$ 78,000	261,677	298	94.3%
Cranberry Woods Drive	Pittsburgh, PA	1/16/2020	100%	180,000	823,979	218	100.0%
Lindbergh Center	Atlanta, GA	9/26/2019	100%	187,000	1,105,000	169	98.8%
One & Three Glenlake	Atlanta, GA	4/15/2019	100%	227,500	710,832	320	100.0%
222 East 41st Street	New York, NY	5/29/2018	100%	332,500	389,522	854	100.0%
Total - Dispositions (excluding Joint Ventures)				**$ 1,005,000**	**3,291,010**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
221 Main Street	San Francisco, CA	10/8/2020	45% / 55%	$ 400,000	383,882	1,042	97.4%
University Circle	San Francisco, CA		45% / 55%	540,000	451,287	1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		1,040,000	1,108,401	938	100.0%
Total - Joint Ventures				**$ 1,440,000**	**1,492,283**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018.

Supplemental Information - Q4 2020 28

Columbia Property Trust, Inc.

Development Projects

Unaudited ($ in thousands)

						CXP Share				
Project / Location	CXP Ownership Share (1)	Approximate Square Feet	Project Start	Estimated Initial Occupancy	% Leased	Equity Balance at 12/31/20	Estimated Total Equity	Debt Balance at 12/31/20	Estimated Total Debt	Estimated Total Investment
149 Madison Avenue Redevelopment New York, NY	100%	121,000	Q4 2017	TBD	0%	$ 118,687	TBD	$ -	$ -	TBD
799 Broadway New York, NY	49.7%	182,000	Q4 2018	Q4 2021	0%	$ 49,831	$ 58,603	$ 69,786	$ 92,939	$ 151,542
80 M Street Vertical Expansion Washington, D.C.	100%	105,000	Q2 2020	Q2 2022	57%	$ 22,936	$ 95,800	$ -	$ -	$ 95,800
101 Franklin Street (f/k/a 250 Church St) Redevelopment New York, NY	92.5%	235,000	TBD	TBD	0%	$ 209,477	TBD	$ -	TBD	TBD
Terminal Warehouse Redevelopment New York, NY	8.65%	1,230,000	TBD	TBD	0%	$ 44,379	TBD	$ 55,690	TBD	TBD

(1) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

Supplemental Information - Q4 2020 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net income (loss) attributable to CXP stockholders	$ 115,710	$ 9,197	$ 98,968	$ 5,367	$ 5,085	$ 6,290	$ (21,777)
Depreciation	68,454	78,292	15,367	17,378	17,379	18,330	18,780
Amortization	30,578	27,908	6,868	9,584	7,405	6,721	5,856
Adjustments included in income (loss) from unconsolidated joint ventures	54,371	50,617	15,295	12,795	13,484	12,797	12,613
Gain on sale of real estate assets	(188,633)	(42,030)	(175,272)	-	(17)	(13,344)	-
Impairment loss on real estate assets	-	43,941	-	-	-	-	20,577
FFO	$ 80,480	$ 167,925	$ (38,774)	$ 45,124	$ 43,336	$ 30,794	$ 36,049
Adjustments included in income (loss) from unconsolidated joint ventures	-	124	-	9	4	(13)	1
Acquisition and restructuring costs	19,004	6,398	6,174	391	358	12,081	3,961
Non-cash compensation expense - OP units	11,893	-	3,190	3,190	3,155	2,358	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(528)	(126)	(136)	(134)	(130)	(128)	(126)
Impairment loss on goodwill	63,806	-	63,806	-	-	-	-
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	3,226	-	2,838	191	126	71	-
Normalized FFO	$ 177,881	$ 174,321	$ 37,098	$ 48,771	$ 46,849	$ 45,163	$ 39,885
Normalized FFO per share/unit (Basic)	$ 1.52	$ 1.50	$ 0.32	$ 0.42	$ 0.40	$ 0.39	$ 0.35
Normalized FFO per share/unit (Diluted)	$ 1.52	$ 1.50	$ 0.32	$ 0.42	$ 0.40	$ 0.39	$ 0.34
Weighted-average common shares/units outstanding - Basic	117,319	116,261	117,190	117,189	117,167	116,910	115,557
Weighted-average common shares/units outstanding - Diluted	117,107	116,458	117,213	117,189	117,167	116,925	115,802

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net Cash Provided by Operating Activities	$ 104,420	$ 137,443	$ 24,390	$ 35,655	$ 28,228	$ 16,147	$ 33,379
Adjustments included in income (loss) from unconsolidated joint ventures	53,484	48,618	15,309	12,127	12,923	13,125	12,013
Distributions from unconsolidated joint ventures	(26,445)	(27,977)	(7,363)	(5,044)	(7,042)	(6,996)	(7,376)
Net changes in operating assets and liabilities	19,292	(7,983)	3,925	(801)	9,276	6,892	(6,192)
Non-cash compensation expense in acquisition costs	(3,247)	-	(2,935)	(1)	(1)	(310)	-
Acquisition and restructuring costs	19,004	6,398	6,174	391	358	12,081	3,961
Market value adjustment to investment in Real Estate Funds	(700)	-	(121)	(192)	(227)	(160)	-
Maintenance capital (1) (2)	(19,348)	(52,221)	(5,824)	(3,194)	(2,138)	(8,192)	(33,205)
AFFO	$ 146,460	$ 104,278	$ 33,555	$ 38,941	$ 41,377	$ 32,587	$ 2,580
Weighted-average common shares/units outstanding - Basic	117,319	116,261	117,190	117,189	117,167	116,910	115,557
Weighted-average common shares/units outstanding - Diluted	117,107	116,458	117,213	117,189	117,167	116,925	115,802

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for more details on capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q4 2020 30

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net Operating Income (based on GAAP rents)	**$ 246,193**	**$ 257,034**	**$ 50,462**	**$ 67,366**	**$ 65,356**	**$ 63,009**	**$ 60,634**
Straight-line rental income, net (wholly-owned)	(6,926)	(12,395)	3,577	(5,045)	(2,183)	(3,275)	(2,723)
Straight-line rental income, net (joint venture)	2,963	1,257	1,045	516	843	559	404
Above/below market lease amortization, net (wholly-owned)	(6,608)	(4,362)	(2,105)	(1,722)	(1,390)	(1,391)	(1,002)
Above/below market lease amortization, net (joint venture)	(11,281)	(9,787)	(2,735)	(2,951)	(3,044)	(2,551)	(2,435)
Net Operating Income (based on cash rents)	**$ 224,341**	**$ 231,747**	**$ 50,244**	**$ 58,164**	**$ 59,582**	**$ 56,351**	**$ 54,878**

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2020	12/31/2019	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
FFO	**$ 80,480**	**$ 167,925**	**$ (38,774)**	**$ 45,124**	**$ 43,336**	**$ 30,794**	**$ 36,049**
Adjustments included in income (loss) from unconsolidated joint ventures	-	124	-	9	4	(13)	1
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(528)	(126)	(136)	(134)	(130)	(128)	(126)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	3,226	-	2,838	191	126	71	-
Acquisition and restructuring costs	19,004	6,398	6,174	391	358	12,081	3,961
Impairment loss on goodwill	63,806	-	63,806	-	-	-	-
Non-cash compensation expense - OP units	11,893	-	3,190	3,190	3,155	2,358	-
Normalized FFO	**$ 177,881**	**$ 174,321**	**$ 37,098**	**$ 48,771**	**$ 46,849**	**$ 45,163**	**$ 39,885**
Above/below market lease amortization, net	(6,608)	(4,362)	(2,105)	(1,722)	(1,390)	(1,391)	(1,002)
Straight-line rental income, net	(6,926)	(13,230)	3,577	(5,045)	(2,183)	(3,275)	(2,723)
Non-cash compensation expense - stock	8,549	6,622	2,282	2,197	2,081	1,989	1,445
Non-cash interest expense	2,572	2,562	643	643	643	643	640
Non-cash operating lease expense - G&A	(129)	720	(32)	(30)	(30)	(37)	(29)
Other non-cash adjustments included in income (loss) from unconsolidated joint ventures	(9,531)	(10,134)	(2,084)	(2,679)	(2,455)	(2,313)	(2,431)
Total other non-cash adjustments	(12,073)	(17,822)	2,281	(6,636)	(3,334)	(4,384)	(4,100)
Maintenance capital (1) (2)	(19,348)	(52,221)	(5,824)	(3,194)	(2,138)	(8,192)	(33,205)
AFFO	**$ 146,460**	**$ 104,278**	**$ 33,555**	**$ 38,941**	**$ 41,377**	**$ 32,587**	**$ 2,580**
Weighted-average common shares/units outstanding - Basic	117,319	116,261	117,190	117,189	117,167	116,910	115,557
Weighted-average common shares/units outstanding - Diluted	117,107	116,458	117,213	117,189	117,167	116,925	115,802

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for more details on capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q4 2020 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net income (loss) attributable to CXP stockholders	$ 98,968	$ 5,367	$ 5,085	$ 6,290	$ (21,777)
Interest expense (net)	8,323	9,415	9,449	9,553	9,717
Income tax expense	(760)	383	(185)	(2,243)	3
Depreciation	15,367	17,378	17,379	18,330	18,780
Amortization	6,868	9,584	7,405	6,721	5,856
Adjustments included in income (loss) from unconsolidated joint ventures	16,996	15,140	15,704	14,661	14,274
EBITDA	$ 145,762	$ 57,267	$ 54,837	$ 53,312	$ 26,853
Gain on sale of real estate assets	(175,272)	-	(17)	(13,344)	-
Impairment loss on real estate assets	-	-	-	-	20,577
EBITDA*re*	$ (29,510)	$ 57,267	$ 54,820	$ 39,968	$ 47,430
Acquisition and restructuring costs	6,174	391	358	12,081	3,961
Non-cash compensation expense - OP units	3,190	3,190	3,155	2,358	-
Impairment loss on goodwill	63,806	-	-	-	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(136)	(134)	(130)	(128)	(126)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	2,838	191	126	71	-
Adjusted EBITDA*re*	$ 46,362	$ 60,905	$ 58,329	$ 54,350	$ 51,265
Management fee revenues	(10,127)	(9,632)	(10,447)	(8,240)	(1,863)
Management fee revenues - unconsolidated (1)	(545)	(809)	(514)	(342)	-
General and administrative	6,405	8,325	7,964	9,424	9,072
Management fee expense	7,522	7,785	9,231	6,945	1,081
Straight line rental income (net)	3,577	(5,045)	(2,183)	(3,275)	(2,723)
Above/below market lease amortization, net	(2,105)	(1,722)	(1,390)	(1,391)	(1,002)
Market value adjustment to investment in Real Estate Funds	121	192	227	160	-
Adjustments included in income (loss) from unconsolidated joint ventures	(966)	(1,835)	(1,635)	(1,280)	(952)
Net Operating Income (based on cash rents)	$ 50,244	$ 58,164	$ 59,582	$ 56,351	$ 54,878
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(18,022)	(17,136)	(18,468)	(18,552)	(17,686)
Less Net Operating Income from:					
Acquisitions / Development (3), (4)	(2,634)	(9,082)	(2,532)	(2,367)	(509)
Dispositions (5)	(182)	(2,084)	(2,310)	(4,112)	(7,266)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (6)	$ 29,406	$ 29,862	$ 36,272	$ 31,320	$ 29,417

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(3) Reflects activity for the following property acquired since October 1, 2019, for all periods presented: 201 California Street (12/9/19).

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since October 1, 2019, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, and Cranberry Woods Drive.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2020 32

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended			
		12/31/2020		12/31/2019
Net income (loss) attributable to CXP stockholders	$	**115,710**	$	**9,197**
Interest expense (net)		36,740		42,997
Income tax expense		(2,805)		21
Depreciation		68,454		78,292
Amortization		30,578		27,908
Adjustments included in income (loss) from unconsolidated joint ventures		62,501		57,334
EBITDA	$	**311,178**	$	**215,749**
Gain on sale of real estate assets		(188,633)		(42,030)
Impairment loss on real estate assets		-		43,941
EBITDA*re*	$	**122,545**	$	**217,660**
Acquisition and restructuring costs		19,004		6,398
Non-cash compensation expense - OP units		11,893		-
Impairment loss on goodwill		63,806		-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture		(528)		(126)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership		3,226		-
Adjusted EBITDA*re*	$	**219,946**	$	**223,932**
Management fee revenues		(38,446)		(7,544)
Management fee revenues - unconsolidated (1)		(2,210)		-
General and administrative		32,118		32,779
Management fee expense		31,483		3,567
Straight line rental income (net)		(6,926)		(12,395)
Above/below market lease amortization, net		(6,608)		(4,362)
Market value adjustment to investment in Real Estate Funds		700		-
Adjustments included in income (loss) from unconsolidated joint ventures		(5,716)		(4,230)
Net Operating Income (based on cash rents)	$	**224,341**	$	**231,747**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)		(72,178)		(70,626)
Less Net Operating Income from:				
Acquisitions / Development (3), (4)		(16,615)		(258)
Dispositions (5)		(8,688)		(48,399)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (6)	$	**126,860**	$	**112,464**

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19).

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2020 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net income (loss) attributable to CXP stockholders	$ 98,968	$ 5,367	$ 5,085	$ 6,290	$ (21,777)
Interest expense (net)	8,323	9,415	9,449	9,553	9,717
Income tax expense	(760)	383	(185)	(2,243)	3
Depreciation	15,367	17,378	17,379	18,330	18,780
Amortization	6,868	9,584	7,405	6,721	5,856
Adjustments included in income (loss) from unconsolidated joint ventures	16,996	15,140	15,704	14,661	14,274
EBITDA	$ 145,762	$ 57,267	$ 54,837	$ 53,312	$ 26,853
Gain on sale of real estate assets	(175,272)	-	(17)	(13,344)	-
Impairment loss on real estate assets	-	-	-	-	20,577
EBITDA*re*	$ (29,510)	$ 57,267	$ 54,820	$ 39,968	$ 47,430
Acquisition and restructuring costs	6,174	391	358	12,081	3,961
Non-cash compensation expense - OP units	3,190	3,190	3,155	2,358	-
Impairment loss on goodwill	63,806	-	-	-	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(136)	(134)	(130)	(128)	(126)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	2,838	191	126	71	-
Adjusted EBITDA*re*	$ 46,362	$ 60,905	$ 58,329	$ 54,350	$ 51,265
Management fee revenues	(10,127)	(9,632)	(10,447)	(8,240)	(1,863)
Management fee revenues - unconsolidated (1)	(545)	(809)	(514)	(342)	-
General and administrative	6,405	8,325	7,964	9,424	9,072
Management fee expense	7,522	7,785	9,231	6,945	1,081
Market value adjustment to investment in Real Estate Funds	121	192	227	160	-
Adjustments included in income (loss) from unconsolidated joint ventures	724	600	566	712	1,079
Net Operating Income (based on GAAP rents)	$ 50,462	$ 67,366	$ 65,356	$ 63,009	$ 60,634
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(18,761)	(19,297)	(20,013)	(20,607)	(20,141)
Less Net Operating Income from:					
Acquisitions / Development (3), (4)	(4,505)	(10,467)	(4,113)	(3,612)	(777)
Dispositions (5)	(189)	(2,407)	(2,274)	(4,008)	(7,534)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (6)	$ 27,007	$ 35,195	$ 38,956	$ 34,782	$ 32,182

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(3) Reflects activity for the following property acquired since October 1, 2019, for all periods presented: 201 California Street (12/9/19).

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since October 1, 2019, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, and Cranberry Woods Drive.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2020 34

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended	
	12/31/2020	12/31/2019
Net income (loss) attributable to CXP stockholders	$ 115,710	$ 9,197
Interest expense (net)	36,740	42,997
Income tax expense	(2,805)	21
Depreciation	68,454	78,292
Amortization	30,578	27,908
Adjustments included in income (loss) from unconsolidated joint ventures	62,501	57,334
EBITDA	$ 311,178	$ 215,749
Gain on sale of real estate assets	(188,633)	(42,030)
Impairment loss on real estate assets	-	43,941
EBITDA*re*	$ 122,545	$ 217,660
Acquisition and restructuring costs	19,004	6,398
Non-cash compensation expense - OP units	11,893	-
Impairment loss on goodwill	63,806	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(528)	(126)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	3,226	-
Adjusted EBITDA*re*	$ 219,946	$ 223,932
Management fee revenues	(38,446)	(7,544)
Management fee revenues - unconsolidated (1)	(2,210)	-
General and administrative	32,118	32,779
Management fee expense	31,483	3,567
Market value adjustment to investment in Real Estate Funds	700	-
Adjustments included in income (loss) from unconsolidated joint ventures	2,602	4,300
Net Operating Income (based on GAAP rents)	$ 246,193	$ 257,034
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(78,678)	(80,156)
Less Net Operating Income from:		
Acquisitions / Development (3), (4)	(22,697)	(526)
Dispositions (5)	(8,878)	(48,384)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (6)	$ 135,940	$ 127,968

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19).

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2020 35

Supplemental Information - Q4 2020 36 EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. AFFO excludes revenues for deferred rental billings. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other